Exhibit 10.18

CTY CỔ PHẦN ĐT & PT VẬN TẢI BIỂN TRÃI THIÊN TRAI THIEN SEA TRANSPORT INVESTMENT AND DEVELOPMENT JOINT-STOCK COMPANY - Số : 84/BB/TT- 09 - No.: 84/BB/TT - 09	CỘNG HÒA XÃ HỘI CHỦ NGHĨA VIỆT NAM Độc lập – Tự do – Hạnh phúc. SOCIALIST REPUBLIC OF VIETNAM Independence – Freedom - Happiness

BIÊN  BẢN THỎA THUẬN

MEMORANDUM OF AGREEMENT

(V/v điều chỉnh lại thời hạn thanh toán và bàn giao tàu

giữa Cty Cổ phần ĐT & PT Trãi Thiên và Cty Cổ Phần Vận tải biển Đại Dương)

(For modifying Time of payment and Time of delivering ship(s) between Trai Thien Sea Transport Investment and Development Joint-stock Company and Dai Duong Sea Transport Joint-stock Company)

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Căn cứ Biên bản thỏa thuận số : 05/07/BBTT. Ngày 20 /07 /20007, Ký giữa Cty Cổ phần ĐT & PT Vận Tải Biển Trãi Thiên và Cty Cổ phần Vận Tải Biển Đại Dương. V/v mua, bán  04 Tàu tải trọng  7.600 tấn.

According to Memorandum of Agreement No. 05/07/BBTT on date July 20th 2007signed by Trai Thien Sea Transport Investment and Development Joint-stock Company and Dai Duong Sea Transport Joint-stock Company. For purchasing 04 ships with 7,600-ton loading capacity.

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Căn cứ Biên bản thỏa thuận ngày 30/11/2007, Ký giữa Cty Cổ phần ĐT & PT Vận Tải Biển Trãi Thiên, Cty Cổ phần Vận Tải Biển Đại Dương và Cty TNHH Vận tải thủy bộ Hải Hà . V/v điều chỉnh giá thành mua, bán 06 tải trọng 7.600 tấn.

According to Memorandum of Agreement on date November 30th 2007signed by Trai Thien Sea Transport Investment and Development Joint-stock Company,  Dai Duong Sea Transport Joint-stock Company and Hai Ha road and waterway transport Company Limited. For modifying purchasing price of 06 carriers with 7,600-ton loading capacity.

Hôm nay, Ngày 10 tháng 02 năm 2009. Đại diện hai Công ty gồm có :

Today, February 10th 2009. We consist of:

ĐẠI DIỆN BÊN BÁN TÀU (BÊN A) :

SELLER (SIDE A):

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CÔNG TY CỔ PHẦN VẬN TẢI BIỂN ĐẠI DƯƠNG

DAI DUONG SEA TRANSPORT JOINT-STOCK COMPANY

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Do Ông :

LÊ VĂN KHOA

- Chức vụ : Giám đốc, làm Đại diện.

Representative: Mr. LE VAN KHOA             - Position : Director

ĐẠI DIỆN BÊN MUA TÀU (BÊN B) :

BUYER (SIDE B):

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CÔNG TY CỔ PHẦN  ĐT & PT VẬN TẢI BIỂN TRÃI THIÊN

TRAI THIEN SEA TRANSPORT INVESTMENT & DEVELOPMENT JOINT-STOCK COMPANY

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Do Ông :     NGUYỄN QUỐC KHÁNH

- Chức vụ : Tổng Giám đốc, làm Đại diện.

Representative: Mr. NGUYEN QUOC KHANH          - Position: General Director

Hiện tại :

At present:

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Do việc suy thoái kinh tế toàn cầu ảnh hưởng đến kinh tế Việt Nam.

Because the global recession has effect on Vietnam’s economics.

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Do giá nguyên liệu đóng tàu tăng cao.

Because of high cost of shipbuilding materials

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Do việc huy động vốn thấp và chưa ổn định

Because the capital mobilizing is deficient and unstable

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Làm chậm tiến độ cung ứng vốn đóng mới tàu và thời hạn bàn giao tàu của Biên bản thỏa thuận số : 05/07/BBTT, ngày 20/07/2007 .

Delaying the financial supply for building new ships and delaying time of delivering ships according to the Memorandum of Agreement No. 05/07/BBTT on date July 20th 2007

Vì thế, hôm nay Đại diện hai Công ty đã gặp nhau, cùng nhau bàn bạc, thỏa thuận lại thời hạn cung ứng tiền đóng mới tàu và thời hạn bàn giao tàu giữa hai Công ty với nội dung như sau :

Thus, today we, representatives of both companies have met, discussed and re-negotiated about the time to support financially for building new ships and the time of delivering ships with the following agreements:

I.

V/v cung ứng tiền đóng mới tàu :

For financial supply for building new ships

a.

Tổng trị giá 04 tàu : (Biên bản thỏa thuận ngày 30/11/2007)

 780.000.000.000 ĐVN.

(195.000.000.000đ/chiếc  x  04 chiếc)

Total cost of 04 ships: (based on Memorandum of Agreement on date Nov 11th 2007)

780,000,000,000 VND               (195,000,000,000 VND/each x 04 ships)

b.

Bên B đã ứng trước cho Bên A :

   50.000.000.000 ĐVN.

B side gave A side an advance of:

   50,000,000,000 VND

c.

Phần còn lại :

(780.000.000.000  -  50.000.000.000)    =

730.000.000.000 ĐVN

Remainder :

(780,000,000,000 – 50,000,000,000)     =                             730,000,000,000 VND

d.

Bên B cung ứng cho Bên A theo các đợt sau :

B side split the financial supply for A side into tranches as detailed below:

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Đợt 1 :

Đến hết ngày 31/ 06/2009

230.000.000.000 ĐVN.

(Thanh toán bằng nguồn vốn lưu động và vốn vay ngân hàng)

First tranche:    Deadline is on June 31st 2009                 230,000,000,000 VND

(Settle by the company’s working capital and bank loan)

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Đợt 2 :

Đến hết ngày 30/ 09/2009

500.000.000.000 ĐVN.

(Thanh toán bằng nguồn vốn huy động sau khi niêm yết cổ phiếu trên thị trường Mỹ)

Second tranche:   Deadline is on September 30th 2009    500,000,000,000 VND

(Settle by mobilizing capital after issuing shares to US Stock Exchange)

II.

V/v bàn giao tàu :

For delivering ships:

a.

Đến hết ngày 31/06/2009 :

Giao 01 tàu

Tải trọng :

7.600 tấn.

Until the end of date Jun 31st 2009:           Deliver 01 ship          Loading capacity: 7,600 tons

b.

Đến hết ngày 30/09/2009 :

Giao 01 tàu

Tải trọng :

7.600 tấn.

Until the end of date Sep 30th 2009:           Deliver 01 ship           Loading capacity: 7,600 tons

c.

Đến hết ngày 31/12/2009 :

Giao 01 tàu

Tải trọng :

7.600 tấn.

Until the end of date Dec 31st 2009:           Deliver 01 ship           Loading capacity: 7,600 tons

d.

Đến hết ngày 31/03/2010 :

Giao 01 tàu

Tải trọng :

7.600 tấn.

Until the end of date Mar 31st 2010:           Deliver 01 ship           Loading capacity: 7,600 tons

III.

Cam kết chung :

Common commitments:

III.

Hai bên cam kết thực hiện đúng tiến độ thanh toán và bàn giao tàu theo đúng tinh thần của biên bản này.

Both sides commit to conform to the Time of payment and Time of delivering ships according to the Memorandum.

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Trong thời gian thực hiện Biên bản thỏa thuận này, nếu có vướng mắc hai bên sẽ cùng nhau bàn bạc tìm hướng giải quyết trên tinh thần hợp tác, hai bên cùng có lợi.

During performing this Memorandum, if there are any obstruction, both sides will together discuss for a solution base on cooperative spirit, advantages for both sides

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Biên bản điều chỉnh này được lập thành 02 bản có giá trị như nhau, mỗi bên giữ 01 bản để làm cơ sở về sau khi có vướng mắc.

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This modifying Memorandum is made into 02 equivalent copies, each side keep 01 copy for foundation of solving conflict, if any

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Hai bên đã đọc lại và thống nhất cùng ký tên vào biên bản

Both sides have reviewed and approved the terms by signatures

ĐẠI DIỆN BÊN B B SIDE /s/ Nguyen Quoc Khanh NGUYỄN QUỐC KHÁNH	ĐẠI DIỆN BÊN A A SIDE /s/ Le Van Khoa LÊ VĂN KHOA

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